UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2005

Cirrus Logic, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-17795	77-0024818
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2901 Via Fortuna, Austin, Texas		78746
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	512-851-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02. Results of Operations and Financial Condition.

On April 25, 2005, Cirrus Logic, Inc. (the "Registrant") issued a press release in which it confirmed its guidance with respect to its financial outlook for the fourth quarter of fiscal year 2005. A copy of the Registrant's press release is being furnished with this Form 8-K as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 2.02 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7.01. Regulation FD Disclosure.

On April 25, 2005, Cirrus Logic, Inc. (the "Registrant") announced their intentions to divest its digital video product line and focus operations around its core, high-precision analog, mixed-signal and embedded integrated circuits (ICs) for audio and industrial applications. The Registrant also confirmed its guidance with respect to its financial outlook for the fourth quarter of fiscal year 2005. A copy of the Registrant's press release is being furnished with this Form 8-K as Exhibit 99.1. This Form 8-K and the attached exhibit are provided under Item 7.01 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cirrus Logic, Inc.

April 25, 2005	By:	John T. Kurtzweil

Name: John T. Kurtzweil
Title: Senior Vice President & Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Text of Registrant's Press Release dated April 25, 2005